Exhibit 10.2

Execution Version

AMENDMENT NO. 3 TO THE
SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

Dated as of March 16, 2023

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 1”), DIGITAL SINGAPORE 1 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 2”), DIGITAL HK JV HOLDING LIMITED, a British Virgin Islands business company (the “Initial Singapore Borrower 3”), DIGITAL SINGAPORE 2 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 4”), DIGITAL HK KIN CHUEN LIMITED, a Hong Kong limited company (the “Initial Singapore Borrower 5”), DIGITAL STOUT HOLDING, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), DIGITAL JAPAN, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), DIGITAL EURO FINCO, L.P., a Scottish limited partnership (the “Initial Multicurrency Borrower 3”), MOOSE VENTURES LP, a Delaware limited partnership (the “Initial Multicurrency Borrower 4”), DIGITAL DUTCH FINCO B.V., a Dutch private limited liability company (the “Initial Multicurrency Borrower 5”), DIGITAL AUSTRALIA FINCO PTY LTD, an Australian proprietary limited company (the “Initial Australia Borrower”), DIGITAL REALTY KOREA LTD., a Korean limited liability company (the “Initial Korea Borrower 1”), DIGITAL SEOUL 2 LTD., a Korean limited liability company (the “Initial Korea Borrower 2”) and PT DIGITAL JAKARTA ONE, an Indonesian limited liability company (the “Initial Indonesia Borrower”; and collectively with the Operating Partnership, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Singapore Borrower 4, the Singapore Borrower 5, the Multicurrency Borrower 1, the Multicurrency Borrower 2, the Multicurrency Borrower 3, the Multicurrency Borrower 4, the Multicurrency Borrower 5, the Initial Australia Borrower, the Initial Korea Borrower 1, the Initial Korea Borrower 2 and any Additional Borrowers, the “Borrowers” and each individually, a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), DIGITAL EURO FINCO, LLC, a Delaware limited liability company (“Digital Euro”; and collectively with the Operating Partnership, the Parent Guarantor and any Additional Guarantors, the “Guarantors” and each individually, a “Guarantor”), each Lender, Issuing Bank and Swing Line Bank listed on the signature pages thereto and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lender Parties (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)The Borrowers, the Guarantors, the Lender Parties, the Administrative Agent and the other financial institutions party thereto entered into a Second Amended and Restated Global Senior Credit Agreement dated as of November 18, 2021 (as amended by that certain Amendment No. 1 to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further supplemented by that certain Limited Waiver to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Global Senior Credit Agreement, dated as of April 5, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Revolving Credit Agreement”); capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Revolving Credit Agreement, as amended hereby; and

(2)The parties to the Existing Revolving Credit Agreement wish to amend the definition of “Certified Capacity” in Section 1.01 of the Existing Revolving Credit Agreement.

Exhibit 10.2

Subject to the terms and conditions herein, the Borrowers, the Guarantors, the Administrative Agent and the Lender Parties party hereto (comprising 100% of the existing Lender Parties) have agreed to amend the Existing Revolving Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.Amendment to Existing Revolving Credit Agreement
.  Subsection (h) of the definition of “Certified Capacity” in Section 1.01 of the Existing Revolving Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby replaced in its entirety with the following:
(h)	National Australian Built Environment Rating System: minimum 4 Star or above;
SECTION 2.Conditions of Effectiveness
.  This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if the Administrative Agent shall have received on or before the date hereof, each dated such date, in form and substance satisfactory to the Administrative Agent:
(i)counterparts of this Amendment executed by the Borrowers and all of the existing Lenders, Issuing Banks and Swing Line Banks.
(ii)the consent attached hereto (the “Consent”) executed by each of the Guarantors.
SECTION 3.Reference to and Effect on the Existing Revolving Credit Agreement, the Notes and the Loan Documents
.
(a)On and after the effectiveness of this Amendment, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Revolving Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Revolving Credit Agreement, shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by this Amendment.
(b)The Existing Revolving Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Revolving Credit Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Revolving Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 4.Costs and Expenses
.  The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel

Exhibit 10.2

for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Revolving Credit Agreement.

SECTION 5.Execution in Counterparts
.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, telecopier or email shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Governing Law
.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  The provisions of Sections 9.11 (Waiver of Jury Trial) and 9.14 (Jurisdiction, Etc.) of the Existing Revolving Credit Agreement are hereby incorporated herein by this reference as if fully set forth herein.

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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,

its sole general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,

a Singapore private limited company

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL SINGAPORE 1 PTE. LTD.,

a Singapore private limited company

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL HK JV HOLDING LIMITED,

a British Virgin Islands business company

By:  /s/ Jeannie Lee

Name: Jeannie Lee

Title: Director

[Signatures continue]

Exhibit 10.2

DIGITAL SINGAPORE 2 PTE. LTD.,
a Singapore private limited company

By:  /s/ Matt Mercier
Name: Matt Mercier
Title: Authorized Person

DIGITAL HK KIN CHUEN LIMITED,

a Hong Kong limited company

By:/s/ Jeannie Lee______________________
Name: Jeannie Lee
Title: Director

DIGITAL STOUT HOLDING, LLC,

a Delaware limited liability company

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its member

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL JAPAN, LLC,

a Delaware limited liability company

By: DIGITAL ASIA, LLC,

its member

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

Exhibit 10.2

DIGITAL EURO FINCO, L.P.,

a Scotland limited partnership

By: DIGITAL EURO FINCO GP, LLC,

its general partner

By: DIGITAL REALTY TRUST, L.P.,

its member

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

MOOSE VENTURES LP,

a Delaware limited partnership

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL DUTCH FINCO B.V.,

a Dutch private limited liability company

By:/s/ Jeannie Lee__________________
Name: Jeannie Lee
Title: Managing Director

[Signatures continue]

Exhibit 10.2

Signed by DIGITAL AUSTRALIA FINCO PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jeannie Lee /s/ David Lucey

Signature of director Jeannie Lee	Signature of director David Lucey
Name of director (print) Authorized Person	Name of director (print) Authorized Person
Title	Title

[Signatures continue]

Exhibit 10.2

DIGITAL REALTY KOREA LTD., a Korean limited liability company

By:/s/ David Lucey________________
Name: David Lucey
Title: Director

DIGITAL SEOUL 2 LTD., a Korean limited liability company

By:/s/ David Lucey__________________
Name: David Lucey
Title: Director

PT DIGITAL JAKARTA ONE,

an Indonesian limited liability company

By:/s/ David Lucey__________________
Name: David Lucey
Title: Director

[Signatures continue]

Exhibit 10.2

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By: /s/ Christopher J. Albano__________
Name:Christopher J. Albano
Title: Authorized Signatory

Exhibit 10.2

CO-SUSTAINABILITY STRUCTURING AGENT:

CITIBANK, N.A., as Co-Sustainability Structuring Agent

By: /s/ Christopher J. Albano__________
Name:Christopher J. Albano
Title: Authorized Signatory

Exhibit 10.2

MULTICURRENCY ISSUING BANK AND SWING LINE BANK:

CITIBANK, N.A., LONDON BRANCH

By: /s/ Omar el Glaoui
Name:Omar el Glaoui
Title: Managing Director

Exhibit 10.2

KRW-A ISSUING BANK:

CITIBANK KOREA INC.

By: /s/ Myung-Soon Yoo__________
Name:Myung-Soon Yoo
Title: CEO

Exhibit 10.2

KRW-B ISSUING BANK:

CITIBANK KOREA INC.

By: /s/ Myung-Soon Yoo__________
Name:Myung-Soon Yoo
Title: CEO

Exhibit 10.2

CITIBANK, N.A., as a Lender

By: /s/ Christopher J. Albano
Name:Christopher J. Albano
Title: Authorized Signatory

Exhibit 10.2

CITIBANK, N.A., LONDON BRANCH,
as a Lender

By: /s/ Omar el Glaoui
Name:Omar el Glaoui
Title: Managing Director

Exhibit 10.2

CITIBANK, N.A., INDONESIA BRANCH,
as a Lender

By: /s/ Teddy Indratno
Name:Teddy Indratno
Title: Vice President

By: /s/ Ng Cen Min
Name:Ng Cen Min
Title: Vice President

Exhibit 10.2

CITIBANK KOREA INC.,
as a Lender

By: /s/ Myung-Soon Yoo__________
Name:Myung-Soon Yoo
Title: CEO

Exhibit 10.2

SWING LINE BANK:

BANK OF AMERICA, N.A.

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

U.S. DOLLAR ISSUING BANK:

BANK OF AMERICA, N.A.

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

BANK OF AMERICA, N.A., AUSTRALIAN BRANCH, as a Lender

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

BANK OF AMERICA, N.A., SINGAPORE BRANCH , as a Lender

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

BANK OF AMERICA, N.A., SEOUL BRANCH, as a Lender

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

BANK OF AMERICA, N.A., JAKARTA BRANCH, as a Lender

By: /s/ Dennis Kwan__________
Name:Dennis Kwan
Title: Senior Vice President

Exhibit 10.2

CO-SUSTAINABILITY STRUCTURING AGENT:

BOFA SECURITIES, INC., as Co-Sustainability Structuring Agent

By: /s/ Justin Hicks
Name:Justin Hicks
Title: Managing Director

Exhibit 10.2

AUSTRALIAN ISSUING BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

SINGAPORE ISSUING BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A., SINGAPORE BRANCH

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A., SEOUL BRANCH

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A., SYDNEY BRANCH

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

IDR ISSUING BANK:

JPMORGAN CHASE BANK, N.A., JAKARTA BRANCH

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., JAKARTA BRANCH, as a Lender

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., SINGAPORE BRANCH, as a Lender

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., SEOUL BRANCH, as a Lender

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., SYDNEY BRANCH, as a Lender

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Carolina Arean
Name:Carolina Arean
Title: Vice President

Exhibit 10.2

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By: /s/ Cara Younger
Name:Cara Younger
Title: Managing Director

By: /s/ Miriam Trautmann
Name:Miriam Trautmann
Title: Managing Director

Exhibit 10.2

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender

By: /s/ Jason Fu
Name:Jason Fu
Title: SVP

Exhibit 10.2

BARCLAYS BANK PLC, as a Lender

By: /s/ Warren Veech III
Name:Warren Veech III
Title: Vice President

Exhibit 10.2

BMO HARRIS BANK N.A., as a Lender

By: /s/ Rebecca Liu Chabanon
Name:Rebecca Liu Chabanon
Title: Director

Exhibit 10.2

MULTICURRENCY ISSUING BANK:

BNP PARIBAS, S.A.

By: /s/ Maria Mulic
Name:Maria Mulic
Title: Managing Director

By: /s/ Michael Kowalczuk
Name:Michael Kowalczuk
Title: Managing Director

Exhibit 10.2

BNP PARIBAS, S.A. as a Lender

By: /s/ Maria Mulic
Name:Maria Mulic
Title: Managing Director

By: /s/ Michael Kowalczuk
Name:Michael Kowalczuk
Title: Managing Director

Exhibit 10.2

CAPITAL ONE, NATIONAL ASSOCIATION., as a Lender

By: /s/ Jessica W. Phillips
Name:Jessica W. Phillips
Title: Authorized Signatory

Exhibit 10.2

CBIC, INC., as a Lender

By: /s/ Todd Roth
Name:Todd Roth
Title: Managing Director

Exhibit 10.2

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By: /s/ Doreen Barr
Name:Doreen Barr
Title: Authorized Signatory

By: /s/ Wesley Cronin
Name:Wesley Cronin
Title: Authorized Signatory

Exhibit 10.2

DBS BANK LTD., as a Lender

By: /s/ Kate Khoo
Name:Kate Khoo
Title: Vice President

Exhibit 10.2

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Marko Lukin
Name:Marko Lukin
Title: Vice President

By: /s/ Douglas Darman
Name:Douglas Darman
Title: Director

Exhibit 10.2

ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Sean Hassett
Name:Sean Hassett
Title: Director

By: /s/ Padraig Matthews
Name:Padraig Matthews
Title: Director

Exhibit 10.2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Lauren Gargano
Name:Lauren Gargano
Title: Assistant Vice President

Exhibit 10.2

MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris
Name:Donna DeMagistris
Title: Executive Director

Exhibit 10.2

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jack Kuhns
Name:Jack Kuhns
Title: Authorized Signatory

Exhibit 10.2

MUFG Bank, Ltd., as a Lender

By: /s/ Lillian Kim
Name:Lillian Kim
Title: Director

Exhibit 10.2

OVERSEA-CHINESE BANKING CORPORATION LIMITED LOS ANGELES AGENCY, as a Lender

By: /s/ Grace Sun
Name:Grace Sun
Title: Managing Director

Exhibit 10.2

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Brandon K. Fiddler
Name:Brandon K. Fiddler
Title: Senior Vice President

Exhibit 10.2

RAYMOND JAMES BANK, as a Lender

By: /s/ Gregory A. Hargrove
Name:Gregory A. Hargrove
Title: Senior Vice President

Exhibit 10.2

ROYAL BANK OF CANADA, as a Lender

By: /s/ Brian Gross
Name:Brian Gross
Title: Authorized Signatory

Exhibit 10.2

SUMIMOTO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Mary Harold
Name:Mary Harold
Title: Executive Director

Exhibit 10.2

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Luke Copley
Name:Luke Copley
Title: Director

Exhibit 10.2

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By: /s/ John Glotzbecker
Name:John Glotzbecker
Title: Authorized Signatory

Exhibit 10.2

TRUIST BANK, as a Lender

By: /s/ Trudy Wilson
Name:Trudy Wilson
Title: Vice President

Exhibit 10.2

U.S. BANK NATIONAL ASSOCIATION, a National Banking Association, as a Lender

By: /s/ Michael F. Diemer
Name:Michael F. Diemer
Title: Senior Vice President

Exhibit 10.2

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Rebecca Ghermezi
Name:Rebecca Ghermezi
Title: Vice President

[Signatures continue]

Exhibit 10.2

CONSENT

Dated as of March 16, 2023

Each of the undersigned, as a Guarantor under the Existing Revolving Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Revolving Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by such Amendment.

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Exhibit 10.2

GUARANTORS:

DIGITAL REALTY TRUST, INC.,

a Maryland corporation

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,

its sole general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL EURO FINCO, LLC,

a Delaware limited liability company

By: Digital Euro Finco, L.P.,

its member

By: Digital Euro Finco GP, LLC

its general partner

By: Digital Realty Trust, L.P.,

its member

By: Digital Realty Trust, Inc.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

[Signatures end.]